UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2025

STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56243	81-2624094
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13590 SW 134th Avenue, Suite 214, Miami, FL 33186

(Address of Principal Executive Office) (Zip Code)

305-232-2752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) On April 18, 2025, Standard Premium Finance Holdings, Inc., a Florida corporation (the “Company”), received the resignation of Assurance Dimensions, LLC as our independent registered public accountant, effective immediately. The resignation of Assurance Dimensions, LLC was approved by the Audit Committee of the Board of Directors.

The reports of Assurance Dimensions, LLC on the Company’s financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2024 and 2023 and the subsequent interim period through April 18, 2025, the Company has not had any disagreements with Assurance Dimensions, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Assurance Dimensions, LLC’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2024 and 2023 and the subsequent interim period through April 18, 2025, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Assurance Dimensions, LLC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Assurance Dimensions, LLC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Assurance Dimensions, LLC’s letter, dated April 18, 2025, is attached hereto as Exhibit 16.1.

(b) On April 21, 2025, the Audit Committee of the Board of Directors of Standard Premium Finance Holdings, Inc. (the “Company”) engaged Stephano Slack, LLC to serve as the Company’s independent registered public accounting firm.

During the two most recent fiscal years ended December 31, 2024 and 2023 and through the date the Company selected Stephano Slack, LLC as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted Stephano Slack, LLC regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Assurance Dimensions, LLC dated April 18, 2025 to the SEC
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD PREMIUM FINANCE HOLDINGS, INC.

Dated: April 21, 2025	By:	/s/ William J. Koppelmann
William J. Koppelmann Chairman and Chief Executive Officer